UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            AMENDMENT NO. 1 TO FORM
                                   FORM 8-K

                                 CURRENT REPORT
       PURSUANT SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Report): August 14, 2000
                                                          ---------------

                          PANGEA PETROLEUM CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                    Colorado
                                    --------
            (State or jurisdiction of incorporation or organization)

                                   76-0635938
                                   ----------
                      (I.R.S. Employer Identification No.)

                                    000-29585
                                    ---------
                            (Commission File Number)

                        6776 Southwest Freeway, Suite 620
                              Houston, Texas 77074
                                  832-242-3381
        (Address, including zip code and telephone number, including area code, of registrant's executive offices)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT
        Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
        Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP
        Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     a) The previous independent accountant for Pangea Petroleum Corporation (the Company) was James J. Taylor, CPA.

          i) On August 14, 2000, the Company determined to appoint new independent accountants, and the Company dismissed James J. Taylor, CPA.

          ii) The reports of James J. Taylor, CPA on the Company's financial statements for the years ended December 31, 1999 and 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the reports on the financial statements of the Company for the years ended December 31, 1999 and 1998 were qualified due to an uncertainty concerning the

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               existence of substantial doubt about the Company's ability to continue as a going concern. The accountant's report stated the following:

               "The accompanying financial statements have been prepared assuming Pangea Petroleum Corporation will continue as a going concern. As shown in the financial statements, the Company has a deficit accumulated during the development stage of $408,118 through 1999 and $17,488 through 1998. The Company has operated as a development stage enterprise since its inception by devoting substantially all of its efforts to financial planning and raising capital. These conditions raise substantial doubt about the Company's continued existence. The financial statements do not include any adjustments that might result from the outcome of these uncertainties."

          iii) The Company's board of directors approved the Company's decision to dismiss James J. Taylor, CPA as its independent accountant and appoint R.E. Bassie & Co., P.C. as its new independent accountant.

          iv) During the years ended December 31, 1999 and 1998, and the subsequent periods up to the date of the dismissal of the former independent accountant on August 14, 2000, there were no disagreements with the former independent accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

          v) The Company has received a letter from James J. Taylor, CPA addressed to the SEC stating that it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K/A.

     b)   New independent accountants

          i)   On August 14, 2000, the Company engaged the accounting firm of R.
               E. Bassie & Co., P.C.

ITEM 5. OTHER EVENTS
        Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS
        Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired. Not applicable.

     (b)  Pro Forma Financial Information. Not applicable.

     (c)  Exhibits.
          16.1 Letter from James J. Taylor, CPA agreeing with the statements contained in this Form 8-K.

ITEM 8. CHANGE IN FISCAL YEAR
        Not applicable.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

/s/ Charles B Pollock
-----------------------
Charles B. Pollock,
Chief Executive Officer

DATE:    June 11, 2001